UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 30, 2004

                         American Financial Realty Trust
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               (Exact Name of Registrant as Specified in Charter)

         Maryland                      1-31678                   02-0604479
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      (State or Other              (Commission File             (IRS Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

          1725 The Fairway
           Jenkintown, PA                                          19046
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280

Item 9. Regulation FD Disclosure.

On July 30, 2004, the Company issued a press release announcing the completion of the acquisition of 101 Independence Center, a 526,000 square foot, Class "A" office building located at the intersection of Tryon and Trade Streets in Charlotte, North Carolina. The Company acquired the property from Cousins Properties, Incorporated for an aggregate purchase price of $100 million, including the assumption of $43.3 million of outstanding indebtedness.

101 Independence Center is currently 92% leased, with Bank of America occupying 68%, or 360,000 square feet, of the available space. In connection with the acquisition, Bank of America agreed to extend its lease for 344,000 square feet at the property through 2021, subject to certain termination rights, and the Company paid Bank of America a lease extension fee of $5.7 million. The Company intends to prepay the outstanding indebtedness on the property in the next 30 days. Including the lease extension fee and prepayment penalty associated with the early extinguishment of the debt, the Company estimates a capitalization rate (revenues less property operating expenses divided by total investment) of over 8.3% on the property in 2005. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 9 under this Current Report on Form 8-K is furnished and shall not be deemed "filed" for the purposes of, or otherwise subject to, the liabilities under Section 18 of the Securities Exchange Act of 1934. The information contained in Item 9 under this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

This document contains forward-looking statements regarding the anticipated revenues and yields relating to these portfolio acquisitions and the occurrence of transaction closings. You may identify some of these forward-looking statements by the use of the words such as "intends" and "estimates." The forward-looking statements in this document may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. Furthermore, unless required by law, we do not intend to update publicly any forward-looking statements. The cautionary advice in this paragraph is permitted by the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN FINANCIAL REALTY TRUST

                                  By: /s/ Edward J. Matey Jr.
                                      -----------------------------------------
                                      Edward J. Matey Jr.
                                      Senior Vice President and General Counsel

Dated: July 30, 2004


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                                  EXHIBIT INDEX

Exhibit Number                          Exhibit Title
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99.1                Press release dated July 30, 2004 of American Financial
                    Realty Trust, furnished in accordance with Item 9 of this Current Report on Form 8-K.